UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 3, 2004
                                                           ------------


                            THE BON-TON STORES, INC.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                    0-19517                    23-2835229
  ----------------------         --------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


                  2801 E. Market Street
                   York, Pennsylvania                             17402
----------------------------------------------------------   -------------------
        (Address of Principal Executive Offices)                (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------

Item 5.  Other Events and Required FD Disclosure.

         On June 3, 2004, The Bon-Ton Stores, Inc. issued a press release announcing the closure of its Pottstown, Pennsylvania store. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued June 3, 2004 regarding closure of the Company's Pottstown, Pennsylvania store.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  The Bon-Ton Stores, Inc.


                                  By: /s/ Keith E. Plowman
                                      --------------------------------
                                        Keith E. Plowman
                                        Senior Vice President, Finance
                                        and Principal Accounting Officer


Dated: June 4, 2004